UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 16, 2020 (March 13, 2020)

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100 Blue Bell, Pennsylvania 19422
(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 5, 2020, Unisys Corporation, a Delaware corporation (the “Company”), and Science Applications International Corporation, a Delaware corporation (“SAIC”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which SAIC agreed to acquire certain assets and liabilities of the Company’s business of providing certain products and services to federal government customers (the “Federal Business”). On March 13, 2020, the Company completed the disposition of the Federal Business for $1.2 billion in cash, subject to a customary working capital adjustment (the “Transaction”).

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the United States Securities and Exchange Commission on February 6, 2020, and the description of the terms and conditions of the Asset Purchase Agreement included therein under Item 1.01 of such Current Report. The full text of the Asset Purchase Agreement, and the description thereof, are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointment

Effective March 13, 2020, Eric Hutto, Senior Vice President of the Company and President of the Company’s Enterprise Solutions business, assumed the new title of President and Chief Operating Officer of the Company. Biographical information regarding Mr. Hutto was disclosed in Part III, Item 10 of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the Securities and Exchange Commission on February 28, 2020. Such biographical information regarding Mr. Hutto is incorporated herein by reference. Peter A. Altabef will continue as the Chairman and Chief Executive Officer of the Company.

Separation Agreement

In connection with the closing of the Transaction, on March 13, 2020, the Company entered into a separation agreement (the “Separation Agreement”) with Venkatapathi R. Puvvada (the “Executive”) that became effective upon the consummation of the Transaction. The Executive’s employment with the Company terminated effective as of the closing of the Transaction.

Under the Separation Agreement, the Executive will receive (i) the cash severance set forth in his Employment Agreement with the Company, dated February 6, 2015, consisting of two times salary and bonus (i.e., the highest bonus payable with respect to performance years 2017-2019) in a cash lump sum, and (ii) accelerated vesting of the Executive’s outstanding unvested equity awards and long-term performance cash awards (with performance-based awards deemed earned at the target level of performance), with each element to be paid or settled, as applicable, within twenty days after the Executive’s execution and delivery of a general release of claims in favor of the Company. Under the Separation Agreement, the Executive acknowledged his ongoing obligations under the Company’s Employee Proprietary Information and Non-Competition Agreement as modified by the Separation Agreement, and he also agreed to certain non-competition and non-solicitation provisions for a period of eighteen months following the closing of the Transaction.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the terms of the Separation Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 16, 2020, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Also on March 13, 2020, the Company issued a notice of full redemption to redeem all $440.0 million in aggregate principal amount of its outstanding 10.750% Senior Secured Notes due 2022 (the “Notes”), which are governed by that certain Indenture, dated as of April 17, 2017, between the Company, as issuer, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee and as collateral trustee. The redemption will occur on April 15, 2020 (the “Redemption Date”) and the redemption price will be equal to 105.375% of the aggregate principal amount of the Notes to be redeemed plus accrued but unpaid interest, if any, to, but not including, the Redemption Date.

The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of

1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed in response to this Item 9.01(b) with respect to the Transaction described in Item 2.01 herein will be filed by amendment to this Current Report on Form 8-K not later than four business days after the closing of the Transaction.

(d)	Exhibits

Exhibit No.	Description
2.1
Asset Purchase Agreement, dated as of February 5, 2020, by and between Unisys Corporation, a Delaware corporation, and Science Applications International Corporation, a Delaware corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Unisys Corporation with the Securities and Exchange Commission on February 6, 2020 and incorporated herein by reference).*

10.1	Separation Agreement, dated as of March 13, 2020, between Unisys Corporation, a Delaware corporation, and Venkatapathi R. Puvvada.

99.1	Press Release, dated March 16, 2020, issued by Unisys Corporation.

* Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit No.	Description
2.1
Asset Purchase Agreement, dated as of February 5, 2020, by and between Unisys Corporation, a Delaware corporation, and Science Applications International Corporation, a Delaware corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Unisys Corporation with the Securities and Exchange Commission on February 6, 2020 and incorporated herein by reference).*

10.1	Separation Agreement, dated as of March 13, 2020, between Unisys Corporation, a Delaware corporation, and Venkatapathi R. Puvvada.

99.1	Press Release, dated March 16, 2020, issued by Unisys Corporation.

* Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: March 16, 2020	By:	/s/ Michael M. Thomson
Michael M. Thomson
Senior Vice President and Chief Financial Officer